                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 August 23, 2004

                       TECHNOLOGY INVESTMENT CAPITAL CORP.
             (Exact name of registrant as specified in its charter)

         MARYLAND                          000-50398                           20-0118736
(State or other jurisdiction        (Commission File Number)       (I.R.S. Employer Identification No.)
of incorporation)

                         8 SOUND SHORE DRIVE, SUITE 255
                               GREENWICH, CT 06830
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (203) 983-5275

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.

On August 23, 2004, Technology Investment Capital Corp. issued a press release announcing that it has completed a $7.5 million transaction with Avue
Technologies Corporation. Technology Investment Capital Corp.'s investment consists of $2.5 million of senior secured notes with warrants and a commitment for an additional $5 million of senior notes with warrants upon satisfaction of certain conditions. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

         EXHIBIT NO.                        DESCRIPTION
         -----------                        -----------

         99.1                               Press release dated August 23, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 25, 2004                    TECHNOLOGY INVESTMENT CAPITAL CORP.

                                            By: /s/ Saul B. Rosenthal
                                                --------------------------
                                                 Saul B. Rosenthal
                                                 Chief Operating Officer